UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

Preliminary Information Statement

Confidential, for Use of the Commission
Only (as permitted by Rule 14c-5(d)(2))

X	Definitive Information Statement

ONE HOLDINGS, CORP.

(Name of Registrant as Specified In Its Charter)

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X	No fee required.

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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ONE Holdings, Corp.

8525 NW 53rd Terr., Suite C101,

Doral, FL 33166

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

The purpose of this letter is to inform you that the board of directors of One Holdings, Corp., a Florida corporation (“we”, “us” or “Company”), and the holders of a majority of the outstanding shares of our issued and outstanding common stock, par value $0.01 per share ("Common Stock”), pursuant to a written consent in lieu of a meeting in accordance with the Florida Business Corporation Act ("FBCA"), approved: (i) Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation as attached hereto as Exhibit A to authorize (a) the creation of a class of Preferred Stock consisting of ten million (10,000,000) shares, par value $0.001 per share, (b) the designation of ten thousand (10,000) shares of Preferred Stock as Series A Preferred Stock and having such rights and preferences as set forth on the Designation of Rights and Preferences of the Series A Preferred Stock attached hereto as Exhibit B, (c) an adjustment of the Company’s authorized, issued and outstanding shares of Common Stock by reducing the number of authorized shares of Common Stock from 750,000,000 to 150,000,000 and adjust the par value per share of our Common Stock from $0.01 per share to $0.001 per share, and (d) the change of the name of the Company to “ONE Bio, Corp.”; and (ii) a five (5) for one (1) reverse split of the issued and outstanding shares of the Company's previously authorized Common Stock (the "Reverse Split").

Notwithstanding approval of the Amendment to the Articles of Incorporation and the Reverse Split by the holders of a majority of the Company’s Common Stock, our board of directors may, in its sole discretion, determine not to effect, and abandon, the creation of the class of Preferred Stock, the designation of the Series A Preferred Stock, the adjustment of the number of authorized shares of the Company’s Common Stock, the change in the par value per share of the Common Stock and/or the Reverse Split without further action by our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effective until ten (10) calendar days after the mailing of the Information Statement to our stockholders, at which time we may file with the Florida Secretary of State Articles of Amendment to our Amended and Restated Articles of Incorporation to effectuate the creation of the Preferred Stock, the designation of the Series A Preferred Stock, the adjustments to our common stock and the Reverse Split, a copy of which is attached to the enclosed Information Statement as Appendix A. The Reverse Split will be effective at such time after the expiration of the aforementioned ten (10) day period as our board of directors determines to be the appropriate effective time.

I encourage you to read the enclosed Information Statement, which is being provided to all of our stockholders. It describes the proposed corporate actions in detail.

Sincerely,

/s/ Marius Silvasan
MARIUS SILVASAN
Chief Executive Officer

This Information Statement is dated October 15, 2009 and is first being mailed to stockholders of record of One Holdings, Corp. on October 16, 2009.

One Holdings, Corp.

8525 NW 53rd Terr., Suite C101,

Doral, FL 33166

________________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

________________________

NO VOTE OR ACTION OF THE COMPANY'S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

We are distributing this Information Statement to stockholders of One Holdings, Corp. (sometimes hereinafter referred to as “we”, “us” or “Company”) in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the Florida Business Corporation Act ("FBCA"). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights under the FBCA are afforded to our stockholders as a result of the corporate action described in this Information Statement. The record date for determining the stockholders entitled to receive this Information Statement has been established as of the close of business on October 6, 2009 (the “Record Date”).

OUTSTANDING VOTING SECURITIES

As of the Record Date, we had issued and outstanding 130,667,197 shares of common stock, par value $0.01 per share (the “Common Stock”), such shares constituting all of the Company’s issued and outstanding capital stock.

The FBCA permits the holders of a majority of the shares of the our outstanding Common Stock to approve and authorize actions by written consent as if the action were undertaken at a duly constituted meeting of the stockholders of the Company. On October 15, 2009, our board of directors consented in writing without a meeting to the matters described herein, and recommended that the matters described herein be presented to the stockholders for approval. On October 15, 2009, the holders of an aggregate of 88,516,667 shares of Common Stock (the “Consenting Stockholders”), representing approximately 68% of the total shares of Common Stock entitled to vote on the matters set forth herein, consented in writing without a meeting to the matters described herein.

CORPORATE ACTIONS

The corporate actions described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

Our board of directors and the Consenting Stockholders have consented to (i) an Amendment to the Company’s Articles of Incorporation as attached hereto as Exhibit A to authorize the (a) the creation of a class of Preferred Stock consisting of ten million (10,000,000) shares, par value $0.001 per share, (b) the designation of ten thousand (10,000) shares of Preferred Stock as Series A Preferred Stock and having such rights and preferences as set forth on the Designation of Rights and Preferences of the Series A Preferred Stock attached hereto as Exhibit B, (c) an adjustment of the Company’s authorized, issued and outstanding shares of Common stock by reducing the number of authorized shares of Common stock from 750,000,000 to 150,000,000 and adjusting the par value per share of our common stock from $0.01 per share to $0.001 per share, and (d) change the name of the Company to “ONE Bio, Corp.”; and (ii) a five (5) for one (1) reverse split of the issued and outstanding shares of the Company's previously authorized Common Stock (the "Reverse Split")

We will pay the expenses of furnishing this Information Statement to our stockholders, including the cost of preparing, assembling and mailing this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Company's knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of October 15, 2009, by:

•

each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock;

•

each of the Company's named executive officers;

•

each of the Company's directors; and

•

all of the Company's executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the original filing of this Information Statement. Unless otherwise indicated, the address for those listed below is c/o One Holdings, Corp., 8525 NW 53rd Terr., Suite C101, Doral, FL 33166. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options or convertible securities held by such persons that are exercisable within 60 days of October 15, 2009, but excludes shares of Common Stock underlying options or other convertible securities held by any other person. The number of shares of Common Stock outstanding as of October 15, 2009, was 130,667,197. Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

Name	Number of Share Common Stock Owned	Percentage of Class
Abacus Global Investments, Corp. (1)	1,766,667	1%
ONE-V Group, LLC (2)	48,125,000	37%
Marius Silvasan(3)	1,301,597	1%
Michael Weingarten	29,250,000	22%
Min Zhao	7,120,138	5%
Jeanne Chan(3)	9,792,695	7%
Cris Neely	-0-	0%
Officers and Directors As a Group (4 Persons)	85,796,735	66%

———————

Beneficially owned by Mr. Silvasan who is also the sole director and officer and controlling shareholder of Abacus Global Investments, Corp.

2

Beneficially owned by Mr. Silvasan

3

Mr. Silvasan and Ms. Chan are married.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Information Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future. The Company believes that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Actual outcomes are dependent upon many factors. Words such as "anticipates," "believes," "estimates," "expects," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

AMENDMENT TO ARTICLES OF INCORPORATION

General

On October 15, 2009, our board of directors acting by unanimous written consent, without a meeting, approved and authorized (i) Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation to (a) create a class of Preferred Stock consisting of ten million (10,000,000) shares, par value $0.001 per share, (b) designate of ten thousand (10,000) shares of Preferred Stock as Series A Preferred Stock and having such rights and preferences as set forth on the Designation of Rights and Preferences of the Series A Preferred Stock attached hereto as Exhibit B, (c) adjust of the Company’s authorized, issued and outstanding shares of Common stock by reducing the number of authorized shares of Common stock from 750,000,000 to 150,000,000 and adjust the par value per share from $0.01 per share to $0.001 per share, and (d) change the name of the Company to “ONE Bio, Corp.”; and (ii) a five (5) for one (1) reverse split of the issued and outstanding shares of the Company's previously authorized Common Stock (the "Reverse Split") and recommended the foregoing matters be submitted to the Company's stockholders for their approval. On October 15, 2009, the Consenting Stockholders, who hold an aggregate of 88,516,667shares of Common Stock, representing approximately 68% of the total issued and outstanding shares of Common Stock, consented in writing without a meeting to the Amendment to the Company’s Amended and Restated Articles of Incorporation and the Reverse Split.

Reasons for the establishment of the Preferred Stock and the Series A Preferred Stock

The Board of Directors approved the authorization of the class of Preferred Stock in order to provide to the Company the flexibility, if needed and/or desired, to issue preferred stock in connection with transactions which the Company may undertake or engage in the future and, if determined by the Board to be desirable, to provide incentives to members of the Company’s executive management team and others who may or may not be employed or affiliated with the Company. The Board has approved the designation and issuance of ten thousand (10,000) shares of preferred stock as Series A Preferred Stock and the designation of the Rights and Preferences of the Series A Preferred Stock attached hereto as Exhibit B. The Series A Preferred Stock has super voting rights and each share of issued and outstanding share of Series A Preferred Stock will entitle the holder thereof to vote two thousand (2,000) votes for all matters submitted to a vote of the shareholders of the Company. The Series A Preferred Stock will vote together with the Common Stock on all matters submitted to a vote of the shareholders of the Company. The effect of issuance of the Series A Preferred Stock will entitle each holder of Series A Preferred Stock to vote two thousand votes for each share of Series A Preferred Stock on all matters submitted to a vote of the Company’s shareholders. The Company has no obligation and currently has no plans to issue the Series A Preferred Stock and reserves the right to issue shares of Series A Preferred Stock from time to time as determined by the Board in its sole and exclusive discretion.

Reasons for the Reverse Split

In approving the Reverse Split, the Board considered that the Company's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The Board also believes that most investment funds are reluctant to invest in lower priced stocks.

The Board proposed the Reverse Split as one method to attract investors and business opportunities in the Company. The Company believes that the Reverse Split may improve the price level of the Company's Common Stock and that this higher share price could help generate additional interest in the Company. Also, the Company intends to apply for listing of its Common Stock on one of the principal U.S. securities exchanges, such as AMEX or NASDAQ Capital Market, and if the Reverse Split results in a higher market price for the Company’s Common Stock, the Common Stock could satisfy the minimum price per share requirement for listing on any such exchange.

However, the effect of the Reverse Split upon the market price for the Company's Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of the Company's Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Split. The market price of the Company's Common Stock is also based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

Potential Risks of the Reverse Split

Upon effectiveness of the Reverse Split, there can be no assurance that the bid price of the Company's Common Stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split, that the Reverse Split will result in a per share price that will increase the Company's ability to attract and retain employees and other service providers or that the market price of the post-split Common Stock will be maintained. The market price of the Company's Common Stock will also be based on its financial performance, market condition, the market perception of its future prospects, as well as other factors, many of which are unrelated to the number of shares outstanding. If the Reverse Split is effected and the market price of the Company's Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall capitalization may be greater than would occur in the absence of the Reverse Split.

Effects of the Reverse Split

General

Pursuant to the Reverse Split, each five (5) shares of the Company's Common Stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the Reverse Split, will become one (1) share of the same class of the Company's Common Stock after consummation of the Reverse Split. Also as part of the amendment to the Amended and Restated Articles of Incorporation, the authorized Common Stock of the Company will be reduced from 750,000,000 shares to 150,000,000 shares, and the par value per share will be adjusted from $0.01 per share to $0.001 per share.

Effect on Authorized and Outstanding Shares

The Company is currently authorized to issue a maximum of 750,000,000 shares of Common Stock and no shares of preferred stock. There are 130,667,197 shares of Common Stock issued and outstanding, or held as treasury shares. The number of issued and outstanding shares of capital stock, including treasury shares (as well as the number of shares of Common Stock underlying any options, warrants, convertible debt or other derivative securities), will be reduced to a number that will be approximately equal to the number of shares of capital stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the Reverse Split, divided by 5.

With the exception of the number of shares issued and outstanding, or held as treasury shares, and the change of the par value per share, the rights and preferences of the shares of Common Stock prior and subsequent to the Reverse Split will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of stockholders, or any aspect of the Company's business will materially change, as a result of the Reverse Split.

The Reverse Split will be effected simultaneously for all of the Company's Common Stock and the exchange ratio will be the same for all of the Company's issued and outstanding capital stock. Subject to the provisions for elimination of fractional shares, the Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power (see "Fractional Shares" below).

The Company will continue to be subject to the periodic reporting requirements of the Exchange Act. The Company's Common Stock is currently registered under Section 12(g) of the Exchange Act and as a result, is subject to periodic reporting and other requirements. The proposed Reverse Split will not affect the registration of the Company's Common Stock under the Exchange Act.

Fractional Shares

No fractional shares of post-split Common Stock will be issued to any stockholder in connection with the Reverse Split. Stockholders of record who would otherwise be entitled to receive a fractional share upon the effective date of the Reverse Split, will, upon surrender of their certificates representing shares of pre-split Common Stock, receive an additional share of common stock in consideration for such fractional share.

Number of Shares of Common Stock Available for Future Issuance

The number of shares of Common Stock the Company is authorized to issue will be reduced from 750,000,000 shares of Common Stock prior to the Reverse Split, to 150,000,000 shares of Common Stock upon the effective date of the Reverse Split. The ratio of shares of Common Stock authorized and available for issue to the number of shares issued and outstanding is approximately 17% and will remain unchanged as a result of the Reverse Split. The actual number of shares of Common Stock authorized and available for issuance will decrease as a result of the Reverse Split from approximately 750,000,000 shares to 150,000,000 shares.

Effectiveness of the Reverse Split

The effective date of the Reverse Split will be the date of the filing of the Articles of Amendment to the Amended and Restated Articles of Incorporation with the Office of the Secretary of State of Florida. Commencing on the effective date, each certificate of the Company's Common Stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Split. As soon as practicable after the effective date, stockholders will be notified via a Letter of Transmittal as to the effectiveness of the Reverse Split and instructed how and when to surrender their certificates representing shares of pre-split Common Stock in exchange for certificates representing shares of post-split Common Stock (including shares issuable in consideration for any post-split fractional shares of Common Stock they hold). We intend to use Interwest Transfer Company as our agent to effect the exchange of the certificates following the effective date of the Reverse Split. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Certain Federal Income Tax Consequences

The following discussion summarizing certain federal income tax consequences of the Reverse Split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to stockholders. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).

The receipt of the Common Stock following the effective date of the Reverse Split, solely in exchange for the Common Stock held prior to the Reverse Split will not generally result in a recognition of gain or loss to the stockholders. The value of the additional share received in lieu of fractional shares, however, might possibly result in a gain or loss based upon the difference between the value of the additional share and the basis in the surrendered fractional share.

The adjusted tax basis of a stockholder in the Common Stock received after the Reverse Split will be the same as the adjusted tax basis of the Common Stock held prior to the Reverse Split exchanged therefore (subject to the treatment of fractional shares), and the holding period of the Common Stock received after the Reverse Split will include the holding period of the Common Stock held prior to the Reverse Split exchanged therefore. No gain or loss will be recognized by the Company as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE

SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

EFFECTIVE DATE OF STOCKHOLDER ACTIONS

The Reverse Split will become effective immediately upon the filing of the Articles of Amendment to the Amended and Restated Articles of Incorporation with the Office of the Secretary of State of Florida. A copy of the Articles of Amendment to the Amended and Restated Articles of Incorporation is attached hereto as Appendix A. The filings will be made at least ten (10) days after the date this Information Statement is first mailed to the Company’s stockholders.

STOCKHOLDERS' RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions set forth herein is authorized by Section 607.040 of the FBCA, which provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted.

DISSENTERS' RIGHTS

The FBCA does not provide for dissenter's rights in connection with any of the actions proposed in this Information Statement.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

Exhibit A

ARTICLES OF AMENDMENT TO THE AMENDED

AND RESTATED ARTICLES OF INCORPORATION

OF ONE HOLDINGS, CORP.

Pursuant to Section 607.1007 of the Business Corporation Act of the State of Florida, the undersigned, being a Director and the CEO of ONE Holdings, Corp. (hereinafter the “Corporation”), a Florida corporation, does hereby certify as follows:

FIRST: The Articles of Incorporation of the Corporation were filed with the Secretary of State of Florida on June 30, 2000 (Document No. P00000064400), and Amended and Restated as filed with the Secretary of State on April 21, 2006, and September 26, 2007 and Amended on June 8, 2009 (collectively the “Amended and Restated Articles of Incorporation”).

SECOND: This amendment to the Articles of Incorporation was approved and adopted by all of the Directors of the Corporation on October 15, 2009 and by a majority of its shareholders on October 15, 2009. To effect the foregoing, the text of Article I and Article III of the Articles of Incorporation are hereby deleted and replaced in their entirety as follows:

“ARTICLE I

NAME

The name of the corporation shall be ONE Bio, Corp. and shall be governed by Title XXXVI Chapter 607 of the Florida Statutes.”

 “ARTICLE III

CAPITAL STOCK

A.

The maximum number of shares that the Corporation shall be authorized to issue and have outstanding at any one time shall be one hundred and sixty million (160,000,000) shares, of which:

(i)

Ten Million (10,000,000) shares shall be designated Preferred Stock, $0.001 par value. The Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, shall be authorized to divide and establish any or all of the unissued shares of Preferred Stock into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.

(ii)

One Hundred Fifty Million (150,000,000) shares shall be designated Common Stock, $0.01 par value. Each issued and outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders and shall be eligible for dividends when, and if, declared by the Board of Directors;

B.

On the date of filing of this Articles of Amendment with the Secretary of State of the State of Florida, every five (5) issued and outstanding shares of the Corporation's previously authorized Common Stock, par value $.01 per share (the “Old Common Stock”) shall be reclassified and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $.001 (the “New Common Stock”). Each certificate representing shares of Old Common Stock shall thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted hereby; provided, further, that each person of record on October 6, 2009, holding a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of stock certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled. No cash will be paid or distributed as a result of aforementioned reverse stock split of the Corporation’s Common Stock, and no fractional shares will be issued. All fractional shares which would otherwise be required to be issued as a result of the stock split will be rounded up to a whole share.”

C.

The Board of Directors has by resolution has designated ten thousand (10,000) shares of Preferred stock A Series A Preferred Stock and having such rights and preferences as set forth in the Designation of Rights and Preferences of Series A Preferred Stock of ONE Holdings, Corp. attached hereto as Exhibit A and made a part hereof.”

THIRD: The foregoing amendments were adopted by all of the Directors on October 15, 2009 and by the majority holders of the Common stock of the Corporation pursuant to the Florida Business Corporation Act on October 15, 2009. Therefore, the number of votes cast for the amendment to the Corporation's Articles of Incorporation was sufficient for approval.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 15th day of October, 2009.

ONE HOLDINGS, CORP.

By:	/s/ Marius Silvasan
Name: Title:	Marius Silvasan Chief Executive Officer

Exhibit B

Designation of Rights and Preferences

of

Series A Preferred Stock

of

ONE Holdings, Corp.

ONE Holdings, Corp. (the "Corporation") is authorized to issue ten million (10,000,000) shares of $0.001 par value preferred stock, none of which has been issued or is currently outstanding. The preferred stock may be issued by the Board of Directors at such times and with such rights, designations, preferences and other terms, as may be determined by the Board of Directors in its sole discretion, at the time of issuance. The Board of Directors of the Corporation has determined to issue a class of preferred stock, $0.001 par value and to designate such class as "Series A Preferred Stock" (the “Series A Preferred Stock”) initially consisting of ten thousand (10,000) shares which shall have the rights, preferences, privileges, and the qualifications, limitations and restrictions as follows:

1.

Designation and Amount. There is hereby authorized to be issued out of the authorized and unissued shares of preferred stock of the Corporation a class of preferred stock designated as the "Series A Preferred Stock” ("Series A Preferred Stock") and the number of shares constituting such class shall be ten thousand (10,000).

2.

Voting Rights. Holders of the Series A Preferred Stock shall be entitled to cast two thousand (2,000) votes for each share held of the Series A Preferred Stock on all matters presented to the shareholders of the Corporation for shareholder vote which shall vote along with holders of the Corporation’s Common Stock on such matters.

3.

Exclusion of Other Rights. Except as may otherwise be required by law, the shares of Series A Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Section 2 (as this Section 2 may be amended from time to time) and in the Corporation's Certificate of Incorporation. The shares of Series A Preferred Stock shall have no preemptive or subscription rights.

4.

Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

5.

Severability of Provisions. If any right, preference or limitation of the Series A Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

6.

Status of Reacquired Shares. Shares of Series A Preferred Stock which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Nevada) have the status of authorized and unissued shares of Series A Preferred Stock issuable in series undesignated as to series and may be re-designated and re-issued.

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